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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 7, 2000


                              REPLIGEN CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                    117 FOURTH AVENUE, NEEDHAM, MASSACHUSETTS
             ------------------------------------------------------
                    (Address of principal executive offices)

                                      02494
             ------------------------------------------------------
                                   (Zip Code)

                                 (781) 449-9560
             ------------------------------------------------------
               Registrant's telephone number, including area code

                           NO CHANGE SINCE LAST REPORT
             ------------------------------------------------------
             (Former name or address, if changed since last report)


          DELAWARE                       000-14656               04-2729386
          --------                       ---------               ----------
(State or other jurisdiction of       (Commission file        (I.R.S. Employer
incorporation or organization)             number)           Identification No.)


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ITEM 5.  OTHER EVENTS.

       On March 9, 2000, we sold an aggregate of 2,598,927 shares of our common stock to investors at $8.625 per share for an aggregate consideration of $22.4 million in a private placement transaction. Paramount Capital, Inc. acted as placement agent in the transaction and received cash compensation of approximately $1.57 million plus transactional expenses and warrants to acquire 129,946 shares of our common stock exercisable at $9.4875 per share. Paramount Capital is controlled by Lindsay Rosenwald, M.D., who is the sole stockholder and chairman of Paramount Capital Asset Management, Inc., which holds approximately 19.9% of our outstanding common stock as of February 29, 2000. We have agreed to use best efforts to register the resale of the 2,598,927 shares and the 129,946 shares issuable upon exercise of the warrants by April 8, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)    Financial Statements of Business Acquired: None required.

       (b)    Pro Forma Financial Information: None required.

       (c)    EXHIBITS:

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

       Exhibit No.        Description
       -----------        -----------

       4.1 Stock Purchase Agreement dated as of March 7, 2000, by and among Repligen Corporation and the investors listed on Schedule I thereto.

       4.2 Finders Agreement by and between Repligen Corporation and Paramount Capital, Inc. dated as of March 2, 2000

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          REPLIGEN CORPORATION

                                          By:    /s/ Walter C. Herlihy
                                             --------------------------------
                                             Name:   Walter C. Herlihy
                                                  ---------------------------
                                             Title:  President and
                                                     Chief Executive Officer
                                                   --------------------------

Date: March 21, 2000


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                                  EXHIBIT INDEX

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

EXHIBIT NO.          DESCRIPTION

4.1 Stock Purchase Agreement dated as of March 7, 2000, by and among Repligen Corporation and the investors listed on
                     Schedule I thereto.

4.2 Finders Agreement by and between Repligen Corporation and Paramount Capital, Inc. dated as of March 2, 2000

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